Execution Version

ELEVENTH AMENDMENT

TO
FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
dated as of
July 24, 2020
among
GENESIS ENERGY, L.P.,
as the Borrower,
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and Issuing Bank,

BANK OF AMERICA, N.A. and BANK OF MONTREAL,
as Co-Syndication Agents,

U.S. BANK NATIONAL ASSOCIATION,
as Documentation Agent,

and

The Lenders Party Hereto

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ELEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT
This ELEVENTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 24, 2020 (this “Eleventh Amendment”), is by and among GENESIS ENERGY, L.P., a Delaware limited partnership (the “Borrower”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (the “Lenders”), and the Lenders party hereto.
RECITALS
A. The Borrower, the Lenders party thereto, the Administrative Agent and the other agents and Issuing Banks referred to therein are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of June 30, 2014, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 25, 2014, that certain Second Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of July 17, 2015, that certain Third Amendment to Fourth Amended and Restated Credit Agreement, dated as of September 17, 2015, that certain Fourth Amendment to Fourth Amended and Restated Credit Agreement and Joinder Agreement, dated as of April 27, 2016, that certain Fifth Amendment to Fourth Amended and Restated Credit Agreement and Second Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of May 9, 2017, that certain Sixth Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 28, 2017, that certain Seventh Amendment to Fourth Amended and Restated Credit Agreement, dated as of August 28, 2018, that certain Eighth Amendment to Fourth Amended and Restated Credit Agreement, dated as of October 11, 2018, that certain Ninth Amendment to Fourth Amended and Restated Credit Agreement and Third Amendment to Fourth Amended and Restated Guarantee and Collateral Agreement, dated as of September 23, 2019, and that certain Tenth Amendment to Fourth Amended and Restated Credit Agreement, dated as of March 25, 2020 (as so amended, the “Credit Agreement”), pursuant to which the Lenders have made certain Loans and provided certain Committed Amounts (subject to the terms and conditions thereof) to the Borrower; and
B.  The Borrower wishes, and the Lenders signatory hereto and the Administrative Agent are willing, to amend the Credit Agreement as more fully described herein.
NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement. Unless otherwise indicated, all article, schedule, exhibit and section references in this Eleventh Amendment refer to articles, schedules, exhibits and sections of the Eleventh Amendment.

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SECTION 2. Amendments to Credit Agreement. As of the Eleventh Amendment Effective Date (as defined below), the Credit Agreement is amended as follows:
(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following    new definitions in proper alphabetical order:
        ““Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution.”
““Eleventh Amendment Effective Date” means the “Eleventh Amendment Effective Date” as defined in that certain Eleventh Amendment to Fourth Amended and Restated Credit Agreement, dated as of July 24, 2020, among the Borrower, the Administrative Agent and the Lenders party thereto.”
        ““Resolution Authority” means an EEA Resolution Authority or, with respect to any UK Financial Institution, a UK Resolution Authority.”
        ““UK Financial Institution” means any BRRD Undertaking (as such term is defined under the PRA Rulebook (as amended from time to time) promulgated by the United Kingdom Prudential Regulation Authority) or any person falling within IFPRU 11.6 of the FCA Handbook (as amended from time to time) promulgated by the United Kingdom Financial Conduct Authority, which includes certain credit institutions and investment firms, and certain affiliates of such credit institutions or investment firms.”
        ““UK Resolution Authority” means the Bank of England or any other public administrative authority having responsibility for the resolution of any UK Financial Institution.”
(b)  Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definitions in their entirety:
        ““Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable Resolution Authority in respect of any liability of an Affected Financial Institution.”
        ““Bail-In Legislation” means (a) with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law, regulation rule or requirement for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, Part I of the United Kingdom Banking Act 2009 (as amended from time to time) and any other law, regulation or rule applicable in the United Kingdom relating to the resolution of unsound or failing banks, investment firms or other financial institutions or their affiliates (other than through liquidation, administration or other insolvency proceedings).”

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        ““Write-Down and Conversion Powers” means, (a) with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule, and (b) with respect to the United Kingdom, any powers of the applicable Resolution Authority under the Bail-In Legislation to cancel, reduce, modify or change the form of a liability of any UK Financial Institution or any contract or instrument under which the liability arises, to convert all or part of that liability into shares, securities or obligations of that person or any other person, to provide that any such contract or instrument is to have effect as if a right had been exercised under it or to suspend any obligation in respect of that liability or any of the powers under that Bail-In Legislation that are related to or ancillary to any of those powers.”
(c) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the first paragraph of the definition of “Adjusted Consolidated EBITDA” in its entirety as follows:
        ““Adjusted Consolidated EBITDA” means, for any period, Consolidated EBITDA determined on a Pro Forma Basis; provided that (a) cash distributions received by the Borrower and the Restricted Subsidiaries from any Unrestricted Joint Venture shall not account for more than 25% of Adjusted Consolidated EBITDA (as such Adjusted Consolidated EBITDA is calculated from time to time without giving effect to cash distributions from Unrestricted Joint Ventures), and any excess shall be deemed to not be Adjusted Consolidated EBITDA; (b) for any Material Project with a Commencement Date occurring on or prior to the date of determination, Adjusted Consolidated EBITDA may include, at the Borrower’s option, the Material Project EBITDA Adjustments for such Material Project for such period determined as specified below; and (c) Adjusted Consolidated EBITDA for the Test Period ending on June 30, 2020 and for the three Test Periods ending immediately after such Test Period shall be increased by $13,540,000 for each such Test Period (without duplication) in order to give pro forma effect to cost savings realized in connection with certain severance payments. Upon the occurrence and during the continuance of a “Cash Prepayment Only Default” under and as defined in the NEJD Financing Lease Agreement, Adjusted Consolidated EBITDA shall be automatically reduced by an amount equal to the contributions to Adjusted Consolidated EBITDA attributable to NEJD SPE 2 for the portion of the applicable Test Period or Calculation Period during which a Cash Prepayment Only Default is continuing; provided that, no reduction shall be made to the extent of any cash payments that NEJD SPE 2 actually receives in respect of such portion of the applicable Test Period or Calculation Period.”

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(d) Section 1.01 of the Credit Agreement is hereby amended by amending and restating the “Leverage-Based Pricing Grid” set forth in the definition of “Applicable Margin” as follows:

Leverage-Based Pricing Grid
Level	Consolidated Leverage Ratio	LIBOR Margin	Base Rate Margin	Unused Fee on Committed Amount
I	≤ 3.00 to 1.00	1.750%	0.750%	0.250%
II	> 3.00 to 1.00 but ≤ 3.50 to 1.00	2.000%	1.000%	0.300%
III	> 3.50 to 1.00 but ≤ 4.00 to 1.00	2.250%	1.250%	0.300%
IV	> 4.00 to 1.00 but ≤ 4.50 to 1.00	2.625%	1.625%	0.500%
V	> 4.50 to 1.00 but ≤ 5.00 to 1.00	2.750%	1.750%	0.500%
VI	>5.00 to 1.00 but ≤5.50 to 1.00	3.000%	2.000%	0.500%
VII	>5.50 to 1.00	3.500%	2.500%	0.500%
(e) Section 6.14(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:
        “Leverage Ratio. The Borrower will not permit its Consolidated Leverage Ratio to be in excess of (i) 5.75 to 1.00 as of the last day of the Test Periods ending on June 30, 2017 through September 30, 2018, (ii) 5.65 to 1.00 as of the last day of the Test Period ending on December 31, 2018, (iii) 5.50 to 1.00 as of the last day of the Test Periods ending on March 31, 2019 through June 30, 2020, (iv) 5.75 to 1.00 as of the last day of the Test Periods ending September 30, 2020 through March 31, 2021 and (v) 5.50 to 1.00 as of the last day of any Test Period ending thereafter.”
(f) Section 6.14(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
        “Minimum Interest Coverage. Prior to the Investment Grade Date, the Borrower will not permit its Consolidated Interest Coverage Ratio to be less than (i) 3.00 to 1.00 as of the last day of the Test Periods ending September 30, 2015 through June 30, 2020, (ii) 2.75 to 1.00 as of the last day of the Test Periods ending September 30, 2020 through March 31, 2021 and (iii) 3.00 to 1.00 as of the last day of any Test Period ending thereafter; provided that the Consolidated Interest Coverage Ratio as of the last day of each Test Period during a Permitted Acquisition Period shall not be less than 2.75 to 1.00.”
(g) The Credit Agreement is amended to replace all references to “Merrill Lynch, Pierce, Fenner & Smith Incorporated” set forth therein with “BofA Securities, Inc.”.
(h) Section 9.01(a)(iii)(C) of the Credit Agreement is hereby amended and restated in its entirety as follows:

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        “(C) BofA Securities, Inc., Bank of America Tower – Charlotte, 620 S. Tryon Street, NC 1-030-20-02, Charlotte. NC 28255, Attention: Brian Fox, Telephone: (980) 387-7933, Facsimile: (704) 683-9311, Email: brian.c.fox@bofa.com;”
(i) Section 9.20 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“Acknowledgement and Consent to Bail-In of Affected Financial Institutions
. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Affected Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of the applicable Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
1.the application of any Write-Down and Conversion Powers by the applicable Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an Affected Financial Institution; and
2.the effects of any Bail-in Action on any such liability, including, if applicable:
a.a reduction in full or in part or cancellation of any such liability;
b.a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such Affected Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
c.the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of the applicable Resolution Authority.”
SECTION 3. Conditions to Effectiveness. This Eleventh Amendment shall not become effective until the date (the “Eleventh Amendment Effective Date”) on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement):

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(a) The Administrative Agent shall have received from the Required Lenders and the Borrower executed counterparts (in such number as may be requested by the Administrative Agent) of this Eleventh Amendment.
(b) The Administrative Agent, the Arrangers and the Lenders shall have received all fees and other amounts due and payable on or prior to the Eleventh Amendment Effective Date, including to the extent invoiced, reimbursement or payment of all out of pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
(c) The Administrative Agent shall have received, for the ratable account of each Lender party hereto, a consent fee in an amount equal to 0.10% of the Committed Amount of each such Lender.
(d) After giving effect to the Eleventh Amendment, (i) no Default or Event of Default shall have occurred and be continuing, (ii) all of the representations and warranties contained in the Loan Documents are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date) and (iii) the Borrower shall be in compliance on a Pro Forma Basis with Section 6.14 of the Credit Agreement.
(e)  The Administrative Agent shall have received a reaffirmation agreement in form and substance reasonably satisfactory to the Administrative Agent, executed and delivered by each of the Borrower Parties with respect to its obligations and the Liens granted by it under the Security Documents.
(f) The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.
        The Administrative Agent shall notify the Borrower and the Lenders of the Eleventh Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 4. Miscellaneous
.
(a) Confirmation. The provisions of the Loan Documents, as amended by this Eleventh Amendment, shall remain in full force and effect in accordance with their terms following the effectiveness of this Eleventh Amendment. The execution, delivery and

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effectiveness of this Eleventh Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents.
(b) Ratification and Affirmation; Representations and Warranties. Each of the undersigned Borrower Parties does hereby adopt, ratify, and confirm the Credit Agreement and the other Loan Documents, as amended hereby, and its obligations thereunder. The Borrower hereby (i) acknowledges, renews and extends its continued liability under each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, notwithstanding the amendments contained herein, (ii) confirms and ratifies all of its obligations under the Loan Documents to which it is a party, including its obligations and the Liens granted by it under the Security Documents to which it is a party, (iii) confirms that all references in such Security Documents to the “Credit Agreement” (or words of similar import) refer to the Credit Agreement as amended and supplemented hereby without impairing any such obligations or Liens in any respect and (iv) represents and warrants to the Lenders that: (A) as of the date hereof, after giving effect to the terms of this Eleventh Amendment, all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such specified earlier date (except that any such representations and warranties that are modified by materiality shall be true and correct in all respects as of such specified earlier date); and (B) as of the date hereof, after giving effect to this Eleventh Amendment, no Default has occurred and is continuing.
(c) Loan Document. This Eleventh Amendment and each agreement, instrument, certificate or document executed by the Borrower or any other Borrower Party or any of its or their respective officers in connection therewith are “Loan Documents” as defined and described in the Credit Agreement and all of the terms and provisions of the Loan Documents relating to other Loan Documents shall apply hereto and thereto.
(d) Counterparts. This Eleventh Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Eleventh Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute,” “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Eleventh Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic matching of terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and

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National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
(e) NO ORAL AGREEMENT. THIS ELEVENTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.
(f) GOVERNING LAW. THIS ELEVENTH AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
(g) THE PROVISIONS OF SECTION 9.09(B) AND (C) AND SECTION 9.10 OF THE CREDIT AGREEMENT SHALL APPLY, MUTATIS MUTANDIS, TO THIS Eleventh Amendment.
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IN WITNESS WHEREOF, the parties hereto have caused this Eleventh Amendment to be duly executed and delivered as of the date first written above.

BORROWER:

GENESIS ENERGY, L.P.,
By: GENESIS ENERGY, LLC, its general partner
By: /s/ Robert V. Deere

Name: Robert V. Deere
Title: Chief Financial Officer

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, Issuing Bank and a Lender
By: /s/ Andrew Ostrov
Name: Andrew Ostrov
Title: Director
[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

The Bank of Nova Scotia, Houston Branch, as a Lender

By: /s/ Joe Lattanzi
Name: Joe Lattanzi
Title: Managing Director

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

Sumitomo Mitsui Banking Corporation as a Lender

By: /s/ Michael Maguire
Name: Michael Maguire
Title: Managing Director

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

Royal Bank of Canada, as a Lender

By: /s/ Michael Sharp
Name: Michael Sharp
Title: Authorized Signatory

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

Deutsche Bank AG – New York Branch, as a Lender

By: /s/ Shai Bandner
Name: Shai Bandner
Title: Director

By: /s/ Juan Jose Mejia
Name: Juan Jose Mejia
Title: Director

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

Citibank, N.A., as a Lender

By: /s/ Michael Zeller
Name: Michael Zeller
Title: Vice President

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Christopher Kuna
Name: Christopher Kuna
Title: Senior Director

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

BNP Paribas, as a Lender

By: /s/ Joseph Onischuk
Name: Joseph Onischuk
Title: Managing Director

By: /s/ Nicolas Anberree
Name: Nicolas Anberree
Title: Vice President

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

BMO Harris Financing, Inc., as a Lender

By: /s/ Kevin Utsey
Name: Kevin Utsey
Title: Managing Director

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

BANK OF AMERICA, N.A., as a Lender

By: /s/ Pace Doherty
Name: Pace Doherty
Title: Vice President

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

ABN AMRO Capital USA LLC, as a Lender

By: /s/ Brody Summerall
Name: Brody Summerall
Title: Vice President

By: /s/ Darrell Holley
Name: Darrell Holley
Title: Managing Director

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

FIFTH THIRD BANK, NATIONAL ASSOCIATION, as a Lender

By: /s/ Jonathan H Lee
Name: Jonathan H Lee
Title: Director

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

BBVA USA, as a Lender

By: /s/ Mark H. Wolf
Name: Mark H. Wolf
Title: Senior Vice President

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

REGIONS BANK, as a Lender

By: /s/ David Valentine
Name: David Valentine
Title: Managing Director

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

DNB Capital LLC, as a Lender

By: /s/ Mita Zalavadia
Name: Mita Zalavadia
Title: Assistant Vice President

By: /s/ Ahelia Singh
Name: Ahelia Singh
Title: Assistant Vice President

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

CADENCE BANK, N.A., as a Lender

By: /s/ David Anderson
Name: David Anderson
Title: Senior Vice President

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

ZIONS BANCORPORATION, N.A., dba Amegy Bank, as a Lender

By: /s/ Sam Trail
Name: Sam Trail
Title: Senior Vice President

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

TRUSTMARK NATIONAL BANK, as a Lender

By: /s/ Jeff Deutsch
Name: Jeff Deutsch
Title: SVP

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

COMERICA BANK, as a Lender

By: /s/ Britney P. Geidel
Name: Britney P. Geidel
Title: Relationship Manager, AVP

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]

BOKF NA, dba Bank of Texas, as a Lender

By: /s/ Bradley Kuhn
Name: Bradley Kuhn
Title: Senior Vice President

[Signature Page – Eleventh Amendment to Fourth Amended and
Restated Credit Agreement]